Exhibit 99.1

Stock Code: 688082	Short Name: ACMSH

ACM Research (Shanghai), Inc.

Record of Investor Relations Activities

No.: 2024-02

Categories of investor relations activities	☐Specific object survey □Analyst meeting ☐Media interview √ Performance briefing ☐Press conference □Roadshow ☐Site visit □Others
Date	March 7, 2024
Venue	Conference call
Participants of the listed company	Chairman: HUI WANG General Manager: JIAN WANG Person in Charge of Financial Matters: LISA YI LU FENG Board Secretary: MINGZHU LUO
Summary of investor relations activities
I. Company Introduction: Leaders of ACM Research (Shanghai), Inc. (the “Company”) gave a brief introduction to the Company’s 2023 annual performance and financial position and responded to concerns of investors.

II. Q&A
1. What is the current status of new orders for the Company?
A: In general, the Company targets to disclose backlog orders in the third or fourth quarter of each year. In terms of shipments, the growth rate of shipments in 2024 is expected to exceed the growth rate of revenue, primarily because some customers have postponed their deliveries from the previous year to this year. Therefore, the Company’s shipment performance in 2024 is expected to be strong.

2. The Company has set revenue guidance for 2024 at RMB 5-5.8 billion. What are the primary drivers for the Company’s revenue growth in 2024?
A: The growth in the Company’s revenue is influenced by various factors, including advancements in manufacturing process and developments in the storage and logic sectors, all of which play a significant role in boosting revenue. As of now, we believe the outlook for China’s semiconductor equipment market in 2024 is positive, with both China’s top and second- and third-tier manufacturers showing strong order demand. In addition, we believe the launch of new products and the expansion into overseas markets represent good opportunity for revenue growth.

3. The Company’s gross margin remained elevated due to the sales of ECP equipment in 2023. What is the trend expected for the gross margin in 2024? In addition, what is the main reason for the relatively lower revenue recognition from the single-wafer cleaning equipment and advanced packaging wet processing equipment in 2023?
A: In 2023, the increase in sales volume of the Company’s ECP equipment contributed to the improvement of gross margin, especially the front-end ECP equipment, which generally has a higher gross margin. Looking ahead to 2024, we remain optimistic about continuing this trend, with ECP equipment expected to contribute a higher percentage mix of total sales. The Company received batch orders for advanced packaging equipment at the end of 2023, which we expect to contribute to 2024 revenue as the orders are gradually delivered. Our cleaning equipment remains a large proportion of sales revenue and holds a relatively high market share in China. Given such a large revenue base, we expect a relatively lower growth rate for the cleaning category.

4. What are the specific differences between revenue recognition for the Company in the A-shares market and ACMR in the US stock market, from the viewpoint of the financial report?
A: Regarding the Company, its revenue is recognized after verification and acceptance, typically within about two months after the equipment has been delivered to customers. As for the Company’s controlling shareholder, ACMR, in accordance with applicable U.S. accounting standards, its revenue from repeat orders of equipment is recognized upon delivery. However, revenue of first tools is recognized upon customer acceptance/qualification of the tool.

5. What is the approximate percentage of overseas revenue in the Company’s 2024 revenue guidance of RMB 5-5.8 billion?
A: We expect that the majority of our revenue will continue to be derived from the Chinese market, with the contribution from overseas revenue remaining comparatively minor.

6. The Company’s gross margin from international business revenue significantly exceeds that from the Chinese market business. As the Company progresses in internationalization efforts, will there continue to be substantial differences in gross margins for the same products between the Chinese market and the international market?
A: The Company’s gross margin is primarily affected by the relative mix of its product portfolio as a percentage of total sales. We believe the different mix of product portfolios as a percentage of total sales in the Chinese and international markets will likely be the main factor of differences in gross margins between these markets.

7. The proportion of R&D investments by the Company in 2023 has increased by more than two percentage points compared to last year. What about the proportion of subsequent R&D expenses of the Company?
A: The proportion of the Company’s subsequent R&D expenses is expected to be approximately 15%-16%.

8. What is the Company’s strategy for expanding its high-end advanced packaging capacity in China? What’s your feel after engaging with top Chinese and foreign advanced packaging customers?
A: Currently, we believe investment in China’s advanced packaging sector tends toward high-end fields. We believe the surge in demand for AI chips, along with increasingly higher packaging requirements, are constantly driving transformation of advanced packaging enterprises to high-end ones. In response, the Company is actively developing new equipment and has garnered interest from both domestic and international customers. Through engagement with top customers both at home and abroad, we believe they are all highly focused on the development of high-end advanced packaging. This is primarily because product structures are evolving in response to changes in downstream market demand.

9. Besides new products like Track and PECVD equipment, does the Company plan to develop other types of new equipment within the platform development framework?
A: The Company’s current product lineup includes cleaning equipment, semiconductor ECP equipment, vertical furnace tube series equipment, front-end coating and imaging Track equipment, plasma-enhanced chemical vapor deposition (PECVD) equipment, stress-free polishing equipment, back-end advanced packaging process equipment, and silicon substrate manufacturing process equipment, with Track and PECVD equipment being the latest additions. Currently, the Company does not plan to develop other new types of equipment. This is primarily because we are focusing on stable development, accelerating the verification of Track and PECVD equipment, and pursuing new customer development to achieve sales revenue. Meanwhile, the Company intends to continue to enhance and optimize existing equipment and enrich product categories through further development, with the view to efficiently utilize resources. The Company also intends to grow stronger through strategic, high-quality M&As.

10. What is the status of the Company’s TSV electroplating equipment orders?
A: The Company has received repeat orders for TSV electroplating equipment from many customers. Orders for TSV electroplating equipment began to improve in the second half of last year and are expected to maintain high market demand this year.

11. What is the coverage rate of the Company’s cleaning equipment in terms of process steps? How is the progress of new cleaning equipment launched by the Company over the past two years? The Company aims to achieve a 55%-60% market share in the long-term cleaning equipment market in China. How is this objective being met?
A: One of the Company’s earliest products was ultrasonic cleaning equipment, utilized in the single-wafer cleaning process. This cleaning process was the first of its kind developed by the Company and has been globally patented. Subsequently, the Company has introduced various cleaning equipment, including backside cleaning, edge etching cleaning, single-wafer high-temperature SPM, supercritical CO2 cleaning, and single-wafer and wet-bench combination cleaning equipment.
At present, the Company’s cleaning equipment covers approximately 90%-95% of cleaning steps, which we believe makes us one of the manufacturers with the widest coverage around the world. Also, the Company keeps improving and optimizing its existing cleaning equipment. With these improvements and ongoing market expansion, we believe that the Company can reach the target market share of 55%-60% in the Chinese market.

12. Cleaning equipment represented nearly 70% of the Company’s 2023 revenue. Based on current orders, what changes are expected in the product structure of the Company’s 2024 revenue?
A: In the Company’s 2024 revenue structure, cleaning equipment is expected to remain the primary source of revenue, followed by copper plating equipment and furnace tube equipment as the second, and packaging equipment as the third. These three segments are the Company’s flagship products. Vertical furnace tube equipment is expected to contribute to 2024 revenue. The other two new products, Track equipment and PECVD equipment, are expected to start contributing to revenue from 2025.

13. What is the Company’s approach to the future price trends of semiconductor equipment?
A: In the semiconductor equipment industry, high-precision equipment or products that only a few manufactures can produce tend to maintain relatively higher prices. However, for equipment with lower technical barriers, the competition is fierce, resulting in a lower profit margin. Conversely, equipment with high technical barriers and production challenges tends to yield a higher profit margin. This reflects the pricing landscape in the semiconductor equipment industry.

Encl.: List of Participants

IGWT Investment
Century Insurance Asset Management Co., Ltd.
Beijing Talent Reputation Asset Management LLP
Beijing Financial Street Capital Operation Group Co., Ltd.
Beijing Shougang Fund Co., Ltd.
Beijing Acorn Asset Management Co., Ltd.
Beijing Yutian Capital Management Co., Ltd.
Beijing Zhenke Private Equity Fund Management Co., Ltd.
BlackRock CCB Wealth Management Limited
Caitong Securities Co., Ltd.
Chengtong Fund Management Co., Ltd.
Truvalue AssetManagement Co.,Ltd
Oriental Alpha Fund
Eastmoney Securities
Orient Fund
Dongxing Asset Management Co., Ltd
Duona Chuangmeng Investment Management (Shenzhen) Co., Ltd.
Founder Securities Co., Ltd.
Fengyan Investment Management (Zhejiang Free Trade Zone) Co., Ltd.
Fosun Wealth International Holdings Co., Ltd.
Everbright Securities Co., Ltd.
Guangdong Zhengyuan Private Equity Fund Management Co., Ltd.
GF Securities Co., Ltd.
Guangzhou Yuexiu Industrial Investment Fund Management Co., Ltd.
Guotiao Zhanxin Investment Management (Anhui) Co., Ltd.
Guodu Venture Capital Co., Ltd.
Sealand Securities Co., Ltd.
China Development Bank Securities Co., Ltd.
Guolian Securities Co., Ltd.
Gowin AMC
Guotai Fund Management Co., Ltd.
SDIC Juli Investment Management Co., Ltd.
UBS SDIC Fund Management Co.,Ltd.
SDIC Securities Co., Ltd.
Guosen Securities Co., Ltd.
Hainan Qianxin Private Fund Management Co., Ltd.
Hainan Yuexi Private Equity Fund Management Partnership (L.P.)
Hainan Palm Bay Investment Co., Ltd.
Haitong International Securities Group Ltd.
Haitong International Asset Management (Hong Kong) Co., Ltd.
Haitong Securities Co., Ltd.
Hanchuan Investment Management (Zhuhai) Co., Ltd.

Hangzhou Zhengxin Private Fund Management Co., Ltd.
Sequoia Capital Equity Investment Management (Tianjin) Co., Ltd.
Hongta Securities Co
Hongyun Private Equity Fund Management (Hainan) Co., Ltd.
Hunan Dice Runtong Private Equity Fund Management Co., Ltd.
Citigroup Global Markets Asia Limited
Hua’an Financial Insurance Asset Management Co., Ltd.
Hwabao WP Fund Management Co., Ltd
Huachuang Securities Co., Ltd.
Huafu Fund Management Co., Ltd.
Huatai Baoxing Fund Management Co., Ltd.
Huatai Financial Holdings (Hong Kong) Co., Ltd.
Huatai Securities Co., Ltd.
HSBC Jintrust Fund Management Co., Ltd.
Springs Fund Management Co., Ltd.
Value Partners Fund Management (Shanghai) Limited
Value Partners Group
Jyah Asset Management Co., Ltd.
Harvest Fund Management Co., Ltd.
JIC Investment Corporation
CCB Financial Asset Investment Co., Ltd.
Jiangsu Ruihua Investment Holdings Group Co., Ltd.
Jiangsu Addor Equity Investment Fund Management Co., Ltd.
Jiangxi Bide Mingqi Private Equity Fund Management Co., Ltd.
Kaiyuan Securities Co., Ltd.
KGI Securities Asia Limited
LyGH Capital Investment Co., Limited
Minsheng Securities Co., Ltd.
JPMorgan Chase & Co.
JPMorgan Securities (China) Company Limited
Morgan Stanley Huaxin Fund Management Co., Ltd.
BNB Wealth Management Co., Ltd.
ABC Life Insurance Co., Ltd.
Ping An Bank Co., Ltd.
Qingdao SDIC Dingxing Private Equity Fund Management Co., Ltd.
Qingdao Shuangmu Investment Management Co., Ltd.
Youngy Investment Holdings Group Co., Ltd.
UBS Securities Co., Ltd.
RAYS Capital Co., Ltd.
Shanxi Securities Co., Ltd.
Shanghai Dawn Petrel Asset Management Center (Limited Partnership)
Shanghai Dijun Asset Management Center (Limited Partnership)
Shanghai SIIC Fund Management Co., Ltd.
Shanghai Guoxin Investment & Development Co., Ltd.

Shanghai Hedao Asset Management Co., Ltd.
Shanghai Hengrui Private Equity Fund Management Co., Ltd.
Shanghai Jiashi Private Fund Management Co., Ltd.
Shanghai Jin'en Investment Co., Ltd.
Shanghai Eureka Investment Partner Co.,Ltd. (Limited Partnership)
Shanghai Junhe Licheng Investment Management Center (Limited Partnership)
Shanghai Lingze Investment Management Co., Ltd.
Shanghai Miyuan Investment Management Co., Ltd.
Shanghai Niu Hu Asset Management Co., Ltd.
Shanghai Pertrust Capital Co., Ltd.
Shanghai Pudong Innovation Investment Development (Group) Co., Ltd.
Shanghai Pudong Science and Technology Group Co., Ltd.
Shanghai Qinmu Asset Management Partnership (Limited Partnership)
Shanghai Sitico Assets Management Co., Ltd.
Shanghai Sun Rock Capital Management Co., Ltd.
Shanghai All Win Asset Management Co., Ltd.
Shanghai Yiheyuan Asset Management Co., Ltd.
Shanghai Zhongyu Investment Co., Ltd.
Shenzhen Comein Finance Technology Co., Ltd.
Shenzhen GuoHui Investment Co., Ltd.
Shenzhen Commando Capital Management Co., Ltd.
Shenzhen Qianhai Tangrong Capital Investment Management Co., Ltd.
Shenzhen Shangcheng Asset Management Co., Ltd.
Shenzhen Yujin Investment Co., Ltd.
Shenzhen Xinran Investment Management Co., Ltd.
Shenzhen Zhaotu Investment Management Co., Ltd.
Pacific Alliance Group
Taiping Fund Management Co., Ltd.
Taiping Asset Management Co., Ltd.
Tianyi Ziteng Asset Management (Ningbo) Co., Ltd.
WZ Group Investment Co., Ltd.
Western Securities Co., Ltd.
Tibet YuanCheng Investment Management Co., Ltd.
Tibet Changjin Investment Management Co., Ltd.
Southwest Securities Co., Ltd.
Xinghe Fund Management Co., Ltd.
China Industrial Securities Co., Ltd.
Yong’an Financial Insurance Co., Ltd.
Yuhui Capital Management (Beijing) Co., Ltd.
Great Wall Wealth Asset Management Co., Ltd.
Changjiang Securities Co., Ltd.
Zhejiang Fuzhe Equity Investment Fund Management Co., Ltd.
Zhejiang Moju Asset Management Co., Ltd.
Zheshang Securities Co., Ltd.

Zhengzhou Yunshan Investment Management Co., Ltd.
CETC Investment Holdings Co., Ltd.
China International Capital Corporation
PICC Asset Management Co., Ltd.
Zhonghai Fund Management Co., Ltd.
Zhong Ou Asset Management Co., Ltd.
Zhongtai Securities Co., Ltd.
Citic Baocheng Fund Management Co., Ltd.
CSC Financial Co., Ltd.
CITIC Securities Co., Ltd.
China Mobile Capital Holdings Co., Ltd.
Bank of China International Securities Co., Ltd.
China Post Securities Co., Ltd.
Chongqing Environmental Protection Industry Equity Investment Fund Management Co., Ltd.
Rosefinch Fund Management Co., Ltd.
Zhuhai Gree Financial Investment Management Co., Ltd.
Fidelity Management & Research (Hong Kong) Limited
Neuberger Berman Asia Limited
Anhui Province Railway Development Fund Co., Ltd.
PGIM Securities Investment Trust Co., Ltd.
Baoersaijia (Shanghai) Investment Management Co., Ltd.
Beijing Fangyuan Jinding Investment Management Co., Ltd.
Beijing Automotive Group Industrial Investment Co., Ltd.
Beijing Tonde Rock Asset Management Co., Ltd.
Beijing Yiyuanda Investment Management Co., Ltd.
APS (Shanghai) Investment Management Co., Ltd.
Bosera Funds Management Co., Ltd.
Boyu Capital Investment Management Co., Ltd.
Caitong Securities Asset Management Co., Ltd
First Capital Securities Co., Ltd.
Northeast Securities Co., Ltd.
Soochow Asset Management Co., Ltd.
Fullgoal Fund Management Co., Ltd.
Everbright Pramerica Fund Management Co., Ltd.
Guangdong Hengkuo Investment Management Co., Ltd.
Guangdong Nanchuan Private Equity Fund Management Co., Ltd.
GF Qianhe Investment Co., Ltd.
Guangzhou Kaide Innovative Entrepreneurship Investment Fund Management Co., Ltd.
Guangzhou Ruirong Private Equity Fund Management Co., Ltd.
Gfund Management Co., Ltd.
CPIC Fund Management Co., Ltd.
Guotai Junan Securities Co., Ltd.

Cathay Securities Investment Trust Co., LTD
SDIC Chuangyi Industrial Fund Management Co., Ltd.
SDIC Merchant Investment Management Co., Ltd.
Hainan Xinghuo Private Equity Fund Management Co., Ltd.
Hangzhou Kaisheng Investment Management Co., Ltd.
Hefei Innovation Scitech Venture Capital
Hexie Health Insurance Co., Ltd.
Manulife Investment Management (Hong Kong) Limited
Hongde Fund Management Co., Ltd.
Hubei Railway Development Fund Co., Ltd.
Huaxi Securities Co., Ltd.
China Asset Management Co., Ltd.
Hui Bai Chuan Fund Management Co., Ltd.
Jiangxi Dacheng Capital Management Co., Ltd.
BOCOM Schroders Fund Management Co., Ltd.
Jingu Securities Investment Consulting Guangdong Co., Ltd.
Golden Glede Private Equity Fund Management (Zhuhai Hengqin) Co., Ltd.
BOE Technology Group Co., Ltd.
Jiu Tai Fund Management Co., Ltd.
Kunshan Dingjia Investment Management Co., Ltd.
Lianchu Runda Equity Investment Management Co., Ltd.
Cathay Lujiazui Life Insurance Company Limited
Penghua Fund Management Co., Ltd.
Ping An Trust Co., Ltd.
Qingdao Chengtou Financial Holding Group Co., Ltd.
Mizuho Securities Co., Ltd. Beijing Representative Office
Rongtong Fund Management Co., Ltd.
Sumitomo Mitsui DS Private Fund Management (Shanghai) Co., Ltd.
Sumitomo Mitsui DS Asset Management (Hong Kong) Limited
Shandong Guohui Fund Management Co., Ltd.
Shandong Green Capital Investment Group Co., Ltd.
Shandong Investment Co., Ltd.
Shanghai BYSZ Investment Management Co., Ltd.
Shanghai Biaopu Investment Management Co., Ltd.
Shanghai Dehui Group Co., Ltd.
Shanghai Fengcang Equity Investment Fund Management Co., Ltd.
Shanghai Fengyang Asset Management Co., Ltd.
Shanghai Fosun High Technology (Group) Co., Ltd.
Shanghai Guxin Capital Investment Holding Co., Ltd.
Shanghai Guosheng Capital Management Co., Ltd.
Shanghai Eureka Investment Management Partnership (LP)
Shanghai Science and Technology Venture Investment (Group) Co., Ltd.
Shanghai Thunder Private Fund Management Co., Ltd.
Shanghai Lingang Overseas Development Co., Ltd.

Shanghai Mingyu Asset Management Co., Ltd.
Shanghai Puyuan Asset Management Co., Ltd.
Shanghai SWS Securities Research Co., Ltd.
Shanghai Tenbagger Capital
Shanghai Tinny Investment Management Co., Ltd.
Shanghai Tongtai Private Equity Fund Management Co., Ltd.
Shanghai Tongyuan Investment Development Co., Ltd.
Shanghai Weiji Investment Management Co., Ltd.
Shanghai Xingzhi Venture Capital Co., Ltd.
Shanghai Yulei Enterprise Development (Group) Co., Ltd.
Shanghai Cloud Gate Investment Management Co., Ltd.
Shanghai Zhanxiang Asset Management Co., Ltd.
Shenwan Hongyuan Investment Management (Asia) Limited
Shenzhen Hongding Wealth Management Co., Ltd.
Shenzhen Huazhen Equity Investment Fund Management Co., Ltd.
Shenzhen Qianhai Chengshi Fund Management Co., Ltd
Shenzhen Shiji Zhiyuan Private Equity Fund Management Co., Ltd.
Shenzhen Red Pomegranate Investment Management Co., Ltd.
Shenzhen Merchants Guoxie No.1 Equity Investment Fund Management Co., Ltd.
Schroders International Financial Group Co., Ltd.
Capital Securities Co., Ltd.
China Nature Asset Management Co., Ltd.
Hunan Investment Private Equity Fund Management Co., Ltd.
Golden Nest Capital Management (Hong Kong) Co., Ltd.
Cinda Securities Co., Ltd.
CIB Fund Management Co., Ltd.
FAW Equity Investment (Tianjin) Co., Ltd.
CFHI Rongchuang Technology Development Co., Ltd.
Yinhua Fund Management Co., Ltd.
Maxwealth Fund Management Co., Ltd.
ChangAn Fund Management Co., Ltd.
CMS Capital company Limited
Industrial and Commercial Bank of China Limited
China Galaxy Securities Co., Ltd.
Central China Securities Co., Ltd.

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The following information is provided in connection with the furnishing of the above Record of March 2024 Investor Relation Activity of ACM Research (Shanghai), Inc. (“ACMSH”) (the “Record”) pursuant to the Current Report on Form 8-K reporting requirements of ACM Research, Inc.:

Forward-Looking Statements
Information presented in the Record includes forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in the Record that do not relate to matters of historical fact should be considered forward-looking statements. Forward-looking statements are based on ACMSH management’s current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to, the following, any of which could be exacerbated even further by the continuing COVID-19 outbreak in China and globally: anticipated customer orders or identified market opportunities may not grow or develop as anticipated; customer orders already received may be postponed or canceled; ACMSH may be unable to obtain the qualification and acceptance of its delivered tools when anticipated or at all, which would delay or preclude ACMSH’s recognition of revenue from the sale of those tools; suppliers may not be able to meet ACMSH’s demands on a timely basis; ACMSH’s technologies and tools may not gain market acceptance; ACMSH may be unable to compete effectively by, among other things, enhancing its existing tools, adding additional production capacity and engaging additional major customers; ACMSH may incur significant expenses long before it can recognize revenue from new products, if at all, due to the costs and length of research, development, manufacturing and customer evaluation process cycles; volatile global economic, market, industry and other conditions could result in sharply lower demand for products containing semiconductors and for ACMSH’s products and in disruption of capital and credit markets; ACMSH’s failure to successfully manage its operations, including its inability to hire, train, integrate and manage additional qualified engineers for research and development activities; and trade regulations, including those recently published by the U.S. Department of Commerce imposing certain restrictions on equipment shipments and business practices with China-based semiconductor manufacturers, currency fluctuations, political instability and war, all of which may materially adversely affect ACMSH due to its substantial non-U.S. customer and supplier base and its substantial non-U.S. manufacturing operations. A further description of these risks, uncertainties and other matters can be found in filings ACM Research, Inc. makes with the U.S. Securities and Exchange Commission. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by ACMSH. ACMSH undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in its expectations with regard to these forward-looking statements or the occurrence of unanticipated events.